Exhibit 99.1
News Release

Quantenna Announces Fourth Quarter and Fiscal 2018 Financial Results
Record Quarterly Revenue Grew 52% Annually Driven by Quantenna’s Product Strategy
San Jose, CA – February 4, 2019 – Quantenna Communications, Inc. (NASDAQ:QTNA), a global leader and innovator of leading-edge performance Wi-Fi solutions, today announced preliminary unaudited financial results for the fourth quarter and fiscal year 2018 ended December 30, 2018.
"Our strong fourth quarter and annual operating results showcase the success of our broad product portfolio as both our premium Wave 3 10G product and high-performance mainstream Wave 2 product experienced record revenue. We continue to experience strong customer engagement with our products, including our family of Wi-Fi 6 product offerings,” commented Dr. Sam Heidari, Chairman and Chief Executive Officer.
Financial Summary

	Three Months Ended			Twelve Months Ended
	December 30, 2018	December 31, 2017	% Change	December 30, 2018	December 31, 2017	% Change
(in thousands except per share data, unaudited)
Revenue	$62,567	$41,275	51.6%	$220,460	$176,359	25.0%
Gross Profit	31,283	21,279	47.0%	109,402	88,151	24.1%
Gross Margin	50.0%	51.6%	(160) bps	49.6%	50.0%	(40) bps

Net income:
GAAP	$1,419	$32,325		$3,083	$34,412
Non-GAAP	7,619	455		20,371	9,989

Net income per share - diluted:
GAAP	$0.04	$0.84		$0.08	$0.89
Non-GAAP	0.19	0.01		0.51	0.26

Commentary on the fourth quarter and fiscal year 2018 financial results by Company management is available at http://ir.quantenna.com/.
Please see the note below regarding the use of non-GAAP financial measures, including a detailed reconciliation between GAAP and non-GAAP information in the tables included herein.

Fourth Quarter and Fiscal Year 2018 Company Highlights

•
Record revenue of $220.5 million in fiscal year 2018 represented year over year growth of 25% compared to fiscal year 2017. Record revenue of $62.6 million in the fourth quarter represented year over year growth of 52% over the fourth quarter of 2017.

•	Fiscal year 2018 GAAP diluted EPS of $0.08 compared to $0.89 in fiscal year 2017. Fourth quarter GAAP diluted EPS of $0.04 compared to $0.84 in the fourth quarter of 2017.

•
Record fiscal year 2018 non-GAAP diluted EPS of $0.51 compared to $0.26 in fiscal year 2017. Record fourth quarter of 2018 non-GAAP diluted EPS of $0.19 compared to $0.01 in the fourth quarter of 2017.

•
GAAP operating income of $2.8 million and non-GAAP operating income of $20.1 million in fiscal year 2018, compared to GAAP operating loss of $(0.9) million and non-GAAP operating income of $9.9 million in fiscal year 2017.

•
Cash from operations totaled $24.8 million in fiscal year 2018, compared to $6.6 million in fiscal year 2017, representing annual growth of 274%. Fourth quarter cash from operations totaled $5.1 million compared to $(7.6) million in the fourth quarter of 2017.

•	Record revenue from both our Wave 3 10G and Wave 2 product segments.

•	Reinforced our strategic partnership with Telefónica, a leading global service provider, with the development of new product offerings utilizing our Wi-Fi 6 solutions.

•	Starry Inc., a next generation service provider using 5G millimeter wave technology, will use our Wi-Fi 6 chipsets in their base station technology.

•	Delivered Wi-Fi 6 reference designs for next generation GPON gateways and routers with Cortina Access, Inc.

•	Introduced Spartan Essential, a turn-key design targeting multiple consumer Wi-Fi applications such as mesh, access point for wired extenders and boosters for upgrading existing gateways.

•	Orange S.A., the largest broadband provider in France, is using our Wave 2 technology for its latest generation of repeaters and set-top boxes.

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Business Outlook

First Quarter 2019 Guidance Range
Revenue	$56M to $59M
Gross Margin
GAAP	50.4% +/- 50bps
Non-GAAP	50.5% +/- 50bps
Operating Expenses
GAAP	$27.4M to $28.4M
Non-GAAP	$23.0M to $24.0M
Net income per share-diluted
GAAP	$0.02 to $0.04
Non-GAAP	$0.13 to $0.15

Gross margin, operating expense and net income GAAP to Non-GAAP reconciliation relates to stock-based compensation expense and change in deferred tax assets.

Webcast and Conference Call
Quantenna management will host a conference call discussing the quarterly results and business outlook following this press release at 1:30 p.m. Pacific Time today. Individuals interested in listening to the conference call may do so by dialing (877) 239-5585 for domestic callers or (661) 378-9806 for international callers. Please reference Conference ID: 5966507. An audio webcast and replay will be available on the “Investor Relations” section of Quantenna’s website at http://ir.quantenna.com/events.cfm.
Non-GAAP Financial Measures
In addition to GAAP reporting, Quantenna provides information regarding net income, gross profit, gross margin, and operating expenses on a non-GAAP basis. This non-GAAP information excludes stock-based compensation expense and changes to deferred tax balances. These non-GAAP measures are used by the Company’s management for the purposes of evaluating the underlying operating performance of the Company, establishing internal budgets, comparing performance with internal forecasts and goals, strategic planning, benchmarking against other companies, to provide a more consistent basis of comparison and to enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial data is included in the supplemental financial tables included in this press release.
Forward-Looking Statements
This press release contains forward-looking statements based on Quantenna’s current expectations, including statements regarding Quantenna’s preliminary financial results for the fourth quarter and fiscal year 2018 ended December 30, 2018, forecasted financial results for the first quarter of fiscal 2019, expected future business and financial performance, growth opportunities, product technologies and customer relationships. The words "believe," "estimate," "expect," "intend," "anticipate," "plan," "project," "will" and similar phrases as they relate to Quantenna are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Quantenna and

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are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are the following: challenges developing new and leading edge products on a timely basis that achieve market acceptance; quarterly fluctuations in revenues and operating results; risks and uncertainties related to international operations, including the impact of increased tariffs and escalating trade tensions with China directly and indirectly impacting Quantenna and its customers, end customers, vendors and partners; potential cancellation, delay or volatility of customer orders; intense market competition, including competition from other companies that are larger and have greater resources and broader product ecosystem offerings; ability to accurately predict future revenue and expenses; risks that Quantenna may not be able to maintain its historical growth or achieve similar levels of success with respect to new products; ability to attract and retain customers and service providers; dependence on a limited number of products and customers; the complexity of the products, including integration requirements with components from other third parties that are outside of Quantenna's control; intellectual property litigation risks; industry consolidation and risks associated with acquisitions, divestitures and strategic partnerships with respect to Quantenna as well as third parties; product liability risks; dependence of Quantenna's customers on components from other third parties; risks that Quantenna may not be able to manage strains associated with its growth; dependence on key personnel; stock price volatility; the cyclical nature of the semiconductor industry; changes in tax and other laws affecting Quantenna’s business and operations; cyberattacks; adjustments to the preliminary financial results reported in this press release and related earnings call announcement and materials for the fourth quarter of 2018 in connection with completion of the final closing process and procedures and preparation of our preparation of our Annual Report on Form 10-K; and other factors that are detailed in the Securities and Exchange (“SEC”) filings of Quantenna, which you may obtain for free at the SEC’s website at http://www.sec.gov. Quantenna disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
About Quantenna Communications
Quantenna (Nasdaq:QTNA) is the global leader and innovator of high performance Wi-Fi solutions. Founded in 2006, Quantenna has demonstrated its leadership in Wi-Fi technologies with many industry firsts. Quantenna continues to innovate with the mission to perfect Wi-Fi by establishing benchmarks for speed, range, efficiency and reliability. Quantenna takes a multidimensional approach, from silicon and system to software, and provides total Wi-Fi solutions. For more information, visit www.quantenna.com.

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Quantenna Communications, Inc.
Condensed Consolidated Statements of Operations
(in thousands except per share data, unaudited)

	Three Months Ended		Twelve Months Ended
	December 30, 2018	December 31, 2017	December 30, 2018	December 31, 2017

Revenue	$62,567	$41,275	$220,460	$176,359
Cost of revenue	31,284	19,996	111,058	88,208
Gross profit	31,283	21,279	109,402	88,151
Operating expenses:
Research and development	19,054	16,048	71,522	59,747
Sales and marketing	3,996	4,487	16,303	14,040
General and administrative	5,165	4,069	18,767	15,299
Total operating expenses	28,215	24,604	106,592	89,086
Income (loss) from operations	3,068	(3,325)	2,810	(935)
Interest expense	—	(272)	—	(713)
Other income, net	432	509	1,239	1,118
Income (loss) before income taxes	3,500	(3,088)	4,049	(530)
Benefit (provision) for income taxes	(2,081)	35,413	(966)	34,942
Net income	$1,419	$32,325	$3,083	$34,412
Net income per share - basic	$0.04	$0.92	$0.08	$1.00
Net income per share - diluted	$0.04	$0.84	$0.08	$0.89

Shares used in computing net income per share:
Basic	37,527	35,316	36,744	34,259
Diluted	40,027	38,281	39,663	38,484

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Quantenna Communications, Inc.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	December 30, 2018	December 31, 2017
Assets
Current assets
Cash and cash equivalents	$38,881	$24,432
Marketable securities	97,268	94,195
Accounts receivable	28,326	26,786
Inventory	20,218	12,662
Prepaid expenses and other current assets	5,325	2,744
Total current assets	190,018	160,819
Deferred tax assets, net	35,563	35,422
Property and equipment, net	13,691	12,511
Intangible and other assets, net	6,384	3,952
Total assets	$245,656	$212,704
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$9,852	$3,754
Accrued liabilities and other current liabilities	25,946	21,065
Long-term debt, current portion	—	3,943
Total current liabilities	35,798	28,762
Other long-term liabilities	3,371	3,339
Total liabilities	39,169	32,101

Stockholders’ equity
Common stock	4	3
Additional paid-in capital	331,551	308,023
Accumulated other comprehensive loss	(935)	(207)
Accumulated deficit	(124,133)	(127,216)
Total stockholders’ equity	206,487	180,603
Total liabilities and stockholders’ equity	$245,656	$212,704

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Quantenna Communications, Inc.
Condensed Consolidated Cash Flows
(in thousands, unaudited)

	Year Ended
	December 30, 2018	December 31, 2017

Cash flows from operating activities
Net income	$3,083	$34,412
Adjustments to reconcile net income to net cash provided by operating activities:
Stock based compensation	17,289	10,683
Depreciation and amortization	4,861	2,669
Deferred income taxes	53	(35,333)
Other	1,067	635
Changes in assets and liabilities:
Accounts receivable	(1,540)	(12,306)
Inventory	(7,556)	3,158
Prepaid expenses and other current assets	(2,581)	(335)
Deferred rent and other assets	313	(467)
Accounts payable	5,791	(5,752)
Accrued liabilities and other current liabilities	4,040	9,265
Net cash provided by operating activities	24,820	6,629
Cash flows from investing activities
Purchase of property and equipment	(5,100)	(8,970)
Purchase of long-term investment	(590)	—
Purchase of intangible asset	(1,732)	—
Purchase of marketable securities	(69,716)	(131,790)
Proceeds from sales of marketable securities	—	10,684
Maturities of marketable securities	66,173	26,440
Net cash used in investing activities	(10,965)	(103,636)
Cash flows from financing activities
Proceeds from issuance of common stock	8,418	7,675
Payment of taxes withheld for vested stock awards	(2,501)	(626)
Proceeds from initial public offering, net of issuance costs	—	(96)
Payments related to intangible asset purchase	(1,086)	(266)
Repayments of long-term debt	(3,943)	(2,406)
Net cash provided by financing activities	888	4,281
Effect of exchange rate changes on cash and cash equivalents	(294)	113
Net increase (decrease) in cash and cash equivalents	14,449	(92,613)
Cash and cash equivalents
Beginning of year	24,432	117,045
End of year	$38,881	$24,432

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Quantenna Communications, Inc.
Unaudited reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)

Non-GAAP Income Statement Items	Three Months Ended December 30, 2018				Three Months Ended December 31, 2017
	GAAP Measure	Stock-based Compensation Expense	Income Taxes*	Non-GAAP Measure	GAAP Measure	Stock-based Compensation Expense	Non-Recurring Items**	Income Taxes*	Non-GAAP Measure
Revenue	$62,567			$62,567	$41,275				$41,275
Gross profit	31,283	53		31,336	21,279	42			21,321
Gross margin	50.0%	0.1%		50.1%	51.6%	0.1%			51.7%
Research and development	19,054	2,506		16,548	16,048	1,630			14,418
Sales and marketing	3,996	578		3,418	4,487	584	199		3,704
General and administrative	5,165	1,229		3,936	4,069	980			3,089
Income (loss) from operations	3,068	4,366	—	7,434	(3,325)	3,236	199	—	110
Benefit (provision) for income taxes	(2,081)	—	1,834	(247)	35,413	—	—	(35,305)	108
Net income (loss)	$1,419	$4,366	$1,834	$7,619	$32,325	$3,236	$199	$(35,305)	$455
Basic shares outstanding	37,527			37,527	35,316				35,316
Basic earnings per share	$0.04			$0.20	$0.92				$0.01
Diluted shares outstanding	40,027			40,027	38,281				38,281
Diluted earnings per share	$0.04			$0.19	$0.84				$0.01

Non-GAAP Income Statement Items	Twelve months ended December 30, 2018				Twelve months ended December 31, 2017
	GAAP Measure	Stock-based Compensation Expense	Income Taxes*	Non-GAAP Measure	GAAP Measure	Stock-based Compensation Expense	Non-Recurring Items**	Income Taxes*	Non-GAAP Measure
Revenue	$220,460			$220,460	$176,359				$176,359
Gross profit	109,402	199		109,601	88,151	165			88,316
Gross margin	49.6%	0.1%		49.7%	50.0%	0.1%			50.1%
Research and development	71,522	9,676		61,846	59,747	5,616			54,131
Sales and marketing	16,303	2,696		13,607	14,040	1,763	199		12,078
General and administrative	18,767	4,718		14,049	15,299	3,139			12,160
Income (loss) from operations	2,810	17,289	—	20,099	(935)	10,683	199	—	9,947
Benefit (provision) for income taxes	(966)	—	(1)	(967)	34,942	—	—	(35,305)	(363)
Net income (loss)	$3,083	$17,289	$(1)	$20,371	$34,412	$10,683	$199	$(35,305)	$9,989
Basic shares outstanding	36,744			36,744	34,259				34,259
Basic earnings per share	$0.08			$0.55	$1.00				$0.29
Diluted shares outstanding	39,663			39,663	38,484				38,484
Diluted earnings per share	$0.08			$0.51	$0.89				$0.26

*Income tax adjustment relating to change in US Federal and State deferred tax assets.
**Non-recurring items comprised of executive severance.

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Quantenna Communications, Inc.
Unaudited Forward-Looking Statements Regarding Business Outlook

Business Outlook	Three Months Ended March 31, 2019

	Low	High
Estimated GAAP diluted earnings per share	$0.02	$0.04
Estimated stock compensation expense	(0.11)	(0.11)
Estimated Non-GAAP diluted earnings per share	$0.13	$0.15

Quantenna Communications, Inc.
Vernon Essi, Jr.
669-209-5647
vessi@quantenna.com

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